SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 6, 2001

DUCOMMUN INCORPORATED
(Exact name of registrant as specified in charter)

Delaware (State of Incorporation)	0-1222 (Commission File No.)	95-0693330 (IRS Identification No.)

111 West Ocean Boulevard, Suite 900, Long Beach, California (Address of principal executive office)	90802 (Zip code)

Registrant’s telephone number, including area code: (562) 624-0800

N/A
(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial statements of business acquired.

Attached as Exhibit 99.2 are the audited financial statements of Composite Structures, LLC for the Years Ended December 31, 2000 and 1999 (As Restated).

Attached as Exhibit 99.3 are the unaudited financial statements of Composite Structures, LLC as of March 31, 2001 and for the Three Month Periods Ended March 31, 2001 and 2000.

     (b)  Pro forma financial information.

Attached as Exhibit 99.4 are the unaudited pro forma financial information for Ducommun Incorporated and Composite Structures, LLC for the Year Ended December 31, 2000 and the Three Months Ended March 31, 2001.

     (c)  Exhibits.

99.2.	Financial Statements of Composite Structures, LLC for the Years Ended December 31, 2000 and 1999 (As Restated) and Independent Auditors’ Report.

99.3.	Unaudited Financial Statements for Composite Structures, LLC as of March 31, 2001 and for the Three Month Periods Ended March 31, 2001 and 2000.

99.4.	Unaudited Pro Forma Financial Information for Ducommun Incorporated and Composite Structures, LLC for the Year Ended December 31, 2000 and the Three Months Ended March 31, 2001.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DUCOMMUN INCORPORATED (Registrant)

By: /s/ Samuel D. Williams Samuel D. Williams Vice President and Controller (Duly Authorized Officer of the Registrant)

Date: August 17, 2001

EXHIBIT INDEX

99.2.	Financial Statements of Composite Structures, LLC for the Years Ended December 31, 2000 and 1999 (As Restated) and Independent Auditors’ Report.

99.3.	Unaudited Financial Statements for Composite Structures, LLC as of March 31, 2001 and for the Three Month Periods Ended March 31, 2001 and 2000.

99.4.	Unaudited Pro Forma Financial Information for Ducommun Incorporated and Composite Structures, LLC for the Year Ended December 31, 2000 and the Three Months Ended March 31, 2001.